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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "10-K Report"), that:

         (1) the 10-K Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The undersigned have executed this Certification effective as of March 14, 2003.





                                                    /s/ RONALD A. DRAPEAU
                                                    ----------------------------
                                                    Ronald A. Drapeau
                                                    Chairman, President and
                                                    Chief Executive Officer




                                                    /s/ BRADLEY J. HOLIDAY
                                                    ----------------------------
                                                    Bradley J. Holiday
                                                    Executive Vice President and
                                                    Chief Financial Officer